Financial Income and Expenses	12 Months Ended
Dec. 31, 2020
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Financial Income and Expenses
NOTE 30: FINANCIAL INCOME AND EXPENSES

(€’000)	For the year ended December 31,
	2020	2019		2018
Interest finance leases	260	291		18
Interest on overdrafts and other finance costs	19	35		29
Interest on RCAs	18	17		15
Foreign Exchange differences	137		—		—

Finance expenses	434	343		62

Finance income on the net investment in lease	46	62		—
Interest income bank account	5	30		308
Foreign Exchange differences	—	326		387
Other financial income	166	164		109

Finance income	217	582		804

Net Financial result	(217)	239		742

The net financial result decreased from a net financial income of €0.2 million at year-end 2019 to €0.2 million of net financial loss at year-end 2020, which is mainly driven by the decrease from €0.3 million of gain on foreign exchange differences for the year 2019 to a loss on foreign exchange differences of €0.1 million for the year 2020 due to the depreciation of the USD through the year 2020 and its impact on the valuation of the Mesoblast future USD revenue.
The net financial result decreased from €0.7 million at year-end 2018 to €0.2 million at year-end 2019, which is mainly driven by:

•	Decrease by €0.2 million of net results on finance leases interests, through the first adoption of new accounting standard IFRS 16 Leases as from January 1, 2019.

•
Decrease by €0.3 million on interest’s income on bank accounts through the Group decision to reduce the amounts invested in short-term deposits over 2019 given the level of market interest rates of corporate deposits of short-term maturities.